EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”), dated as of September 20, 2013, is entered into among Armada Water Assets, Inc., a Nevada corporation (“Armada”) and the stockholders of Western Slope Acquisition Corp., a Nevada corporation (“Western Slope”) listed on Schedule 1 hereto (collectively the “Shareholders”) and the Noteholders (as defined below).

RECITALS

A. The Shareholders own all of the issued and outstanding capital stock of Western Slope.

B. Armada desires to acquire all of the issued and outstanding capital stock of Western Slope in exchange for shares of the capital stock of Armada.

C. The Shareholders desire to exchange their capital stock of Western Slope for the capital stock of Armada and the Noteholders desire to exchange the promissory notes issued by Western Slope for promissory notes issued by Armada.

D. It is the intention of the parties hereto that Armada shall acquire all of the issued and outstanding capital stock of Western Slope in the Exchange.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

Article I	DEFINITIONS

Section 1.01              Definitions. The following terms have the meanings specified or referred to in this Article I.

(a)                “Armada Common Shares” means shares of Common Stock, $0.0001 par value per share, of Armada.

(b)               “Armada Series C Shares” means those 3,500,000 shares of Series C Preferred Stock, $0.0001 par value per share, of Armada containing the rights, designation and privileges set forth in the Series C Certificate of Designation to be filed by Armada with the Secretary of State of Nevada on or shortly following the Closing hereof.

(c)                “Armada Series D Shares” means those 1,500,000 shares of Series D Preferred Stock, $0.0001 par value per share, of Armada containing the rights, preferences and privileges set forth in the Series D Certificate of Designation to be filed by Armada with the Secretary of State of Nevada on or shortly following the Closing hereof.

(d)               “Armada Shares” means the Armada Common Shares, Armada Series C Shares and Armada Series D Shares collectively being issued by Armada in the Exchange.

(e)                “Charter and By-Laws” means the Articles of Incorporation and all Certificate of Designation filed with the Secretary of State of Nevada and the by-laws of such corporation.

(f)                “Closing” means the consummation of the Exchange.

(g)               “Closing Date” means the day Closing occurs.

(h)               “Exchange” means the transaction contemplated by this Agreement pursuant to which Armada shall acquire all of the issued and outstanding capital stock of Western Slope solely for the consideration set forth in Section 2.01 hereof and the promissory notes issued by Western Slope shall be exchanged for promissory notes issued by Armada.

(i)                 “Financial Statements” means the balance sheet and related statements of operations, cash flow and shareholders' equity.

(j)                 “Harley Dome” means Harley Dome I, LLC, a Utah limited liability company.

(k)               “Harley Dome Purchase Agreement” means the Membership Interest Purchase Agreement dated as of April 30, 2013 between Western Slope and the members of Harley Dome.

(l)                 “HD Investors” means Harley Dome Investors, LLC, a Delaware limited liability company.

(m)             “HD Investors Promissory Note” means the promissory note issued by Western Slope to HD Investors dated April 30, 2013 in the principal amount of One Million Five Hundred Thousand ($1,500,000).

(n)               “Loss” means losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements).

(o)               “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the company.

(p)               “New Water” means New Water Financial, LLC, a Utah limited liability company.

(q)               “New Water Promissory Note” means the promissory note issued by Western Slope to New Water dated April 30, 2013 in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000).

(r)                 “Noteholders” means New Water and HD Investors collectively.

(s)                “Promissory Notes” means the HD Investors Promissory Note and the New Water Promissory Note collectively being delivered by the Noteholders in the Exchange.

(t)                 “Replacement HD Investors Promissory Note” means the promissory note issued by Armada to HD Investors dated as of the Closing Date in replacement of the HD Investors Promissory Note.

(u)               “Replacement New Water Promissory Note” means the promissory note issued by Armada to New Water dated as of the Closing Date in replacement of the New Water Promissory Note.

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(v)               “Replacement Notes” means the Replacement HD Investors Promissory Note and the Replacement New Water Promissory Note collectively being delivered by the Armada in the Exchange.

(w)             “Securities Act” means the Securities Act of 1933, as amended.

(x)               “UB Water” means UB Water, LLC, a Colorado limited liability company.

(y)               “UB Water Purchase Agreement” means the Asset Purchase Agreement dated as of April 23, 2013 between Western Slope, UB Water and the members of UB Water.

(z)                “Western Slope Common Shares” means the shares of Common Stock, $0.0001 par value per share, of Western Slope.

(aa)            “Western Slope Series A Shares” means the shares of Series A Preferred Stock, $0.0001 par value per share, of Western Slope containing the rights, designation and privileges set forth in the Series A Certificate of Designation filed by Western Slope with the Secretary of State of Nevada.

(bb)           “Western Slope Series B Shares” means the shares of Series B Preferred Stock, $0.0001 par value per share, of Western Slope containing the rights, designation and privileges set forth in the Series B Certificate of Designation attached as an exhibit to the UB Water Purchase Agreement and filed by Western Slope with the Secretary of State of Nevada.

(cc)            “Western Slope Shares” means the Western Slope Common Shares, Western Slope Series A Shares and Western Slope Series B Shares collectively being delivered by the Shareholders in the Exchange.

Article II	EXCHANGE OF SHARES AND NOTES

Section 2.01              Exchange of Shares. On the Closing Date, the Shareholders shall tender the Western Slope Shares to Armada and Armada shall issue the Armada Shares to the Shareholders in exchange therefor, as follows:

(a)                each Western Slope Common Share shall be exchanged on a 1-for-1 basis with an Armada Common Share;

(b)               each Western Slope Series A Share shall be exchanged on a 1-for-1 basis with an Armada Series C Share; and

(c)                each Western Slope Series B Share shall be exchanged on a 1-for-1 basis with an Armada Series D Share.

Section 2.02              Exchange of Promissory Notes. On the Closing Date, the Noteholders shall tender the Promissory Notes to Armada in full and complete exchange and release thereof and Armada shall issue the Replacement Promissory Notes to the Noteholders in exchange therefor, as follows:

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(a)                HD Investors shall tender the HD Investors Promissory Note to Armada and Armada shall issue the Replacement HD Investors Promissory Note to HD Investors in exchange therefor; and

(b)               New Water shall tender the New Water Promissory Note to Armada and Armada shall issue the Replacement New Water Promissory Note to New Water in exchange therefor.

Article III	REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

Each of the Shareholders represents and warrants to Armada as follows:

Section 3.01              Information on Shareholders. Such Shareholder is an “accredited investor,” as such term is defined in Regulation D promulgated under the Securities Act, and is experienced in investments and business matters, has made investments of a speculative nature and has such knowledge and experience in financial, tax and other business matters as to enable such Shareholder to evaluate the merits and risks of, and to make an informed investment decision with respect to, this Agreement. Such Shareholder understands that his/its acquisition of the Armada Shares is a speculative investment, and such Shareholder represents that he/it is able to bear the risk of such investment for an indefinite period, and can afford a complete loss thereof.

Section 3.02              Investment Intent. Such Shareholder understands that the Armada Shares have not been registered under the Securities Act, and may not be sold, assigned, pledged, transferred or otherwise disposed of unless the Armada Shares are registered under the Securities Act or an exemption from registration is available. Shareholder represents and warrants that he/it is acquiring the Armada Shares for his/its own account, for investment, and not with a view to the sale or distribution of the Armada Shares except in compliance with the Securities Act. Each certificate representing the Armada Shares will have the following or substantially similar legend thereon:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The shares have been acquired for investment and may not be sold or transferred in the absence of an effective Registration Statement for the shares under the Securities Act unless, in the opinion of counsel satisfactory to the Company, registration is not required under the Securities Act or any applicable state securities laws.”

Section 3.03              Ownership of Western Slope Shares and Authorization of Agreement. Such Shareholder is the sole record and beneficial owner of his or its Western Slope Shares, all of which shares are owned free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating Shareholder to sell or transfer to any third person any of the Western Slope Shares owned by Shareholder, or any interest therein. Shareholder has the power to enter into this Agreement and to carry out his, her or its obligations hereunder. This Agreement has been duly executed by Shareholder and constitutes the valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms.

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Section 3.04              Rule 144 Resales. Such Shareholder understands that any resale of the Armada Shares must comply with the resale provisions of Rule 144 and removal of the restrictive legends shall require a legal opinion necessary from counsel to Armada.

Section 3.05              Lock-Up. Such Shareholder understands and agrees that, if requested by Armada and any underwriter engaged by Armada, he, she or it shall not sell or otherwise transfer or dispose of any Armada Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) for such period following the effective date of any registration statement of Armada filed under the Securities Act as Armada or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of Armada’s initial public offering or 90 days in the case of any other public offering.

Section 3.06              Warranties True. To such Shareholder’s knowledge, all of the representations and warranties of Western Slope set forth in Article V are true and complete.

Section 3.07              Prior Legal Matters. Such Shareholder has not been (a) subject to voluntary or involuntary petition under the federal bankruptcy laws or any state insolvency law or the appointment of a receiver, fiscal agent or similar officer by a court for his business or property; (b) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) subject to any order, judgment, or decree (not subsequently reversed, suspended, or vacated) of any court of competent jurisdiction permanently or temporarily enjoining him from engaging, or otherwise imposing limits or conditions on his engagement in any securities, investment advisory, banking, insurance, or other type of business or acting as an officer or director of a public company; or (d) found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities, commodities or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

Section 3.08              Tax Considerations. Neither Armada nor Western Slope nor their employees or representatives have made any warranty or representation to the Shareholder with respect to the tax consequences of the Exchange. Such Shareholder has been advised to and has had an opportunity to consult with his/its own tax advisor regarding the federal, state and local tax consequences of the Exchange.

Article IV	REPRESENTATIONS AND WARRANTIES OF THE NOTEHOLDERS

Each of the Noteholders represents and warrants to Armada as follows:

Section 4.01              Information on Noteholders. Such Noteholder is an “accredited investor,” as such term in defined in Regulation D promulgated under the Securities Ace, and is experienced in investments and business matters, has made investments of a speculative nature and has such knowledge and experience in financial, tax and other business matters as to enable him/it to evaluate the merits and risks of, and to make an informed investment decision with respect to, this Agreement. Such Noteholder understands that his/its acquisition of the Replacement Notes is a speculative investment, and such Noteholder represents that he/it is able to bear the risk of such investment for an indefinite period, and can afford to complete loss thereof.

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Section 4.02              Investment Intent. Such Noteholder understands that the Replacement Notes have not been registered under the Securities Act, and may not be sold, assigned, pledged, transferred or otherwise disposed of unless the Replacement Notes are registered under the Securities Act or an exemption from registration is available. Noteholder represents and warrants that it is acquiring the Replacement Notes for his/its own account, for investment, and not with a view to the sale or distribution of the Replacement Notes except in compliance with the Securities Act.

Section 4.03              Ownership of Promissory Notes and Authorization of Agreement. Such Noteholder is the sole record and beneficial owner of his or its Promissory Note, which Promissory Note is owned free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating Noteholder to sell or transfer to any third person its Promissory Note or any interest therein. Noteholder has the power to enter into this Agreement and to carry out his, her or its obligations hereunder. This Agreement has been duly executed by Noteholder and constitutes the valid and binding obligation of Noteholder, enforceable against Noteholder in accordance with its terms.

Section 4.04              Warranties True. To such Noteholder’s knowledge, all of the representations and warranties of Western Slope set forth in Article V are true and complete.

Section 4.05              Prior Legal Matters. Such Noteholder has not been (a) subject to voluntary or involuntary petition under the federal bankruptcy laws or any state insolvency law or the appointment of a receiver, fiscal agent or similar officer by a court for his business or property; (b) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) subject to any order, judgment, or decree (not subsequently reversed, suspended, or vacated) of any court of competent jurisdiction permanently or temporarily enjoining him from engaging, or otherwise imposing limits or conditions on his engagement in any securities, investment advisory, banking, insurance, or other type of business or acting as an officer or director of a public company; or (d) found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities, commodities or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

Section 4.06              Tax Considerations. Neither Armada nor Western Slope nor their employees or representatives have made any warranty or representation to the Noteholder with respect to the tax consequences of the Exchange. Such Noteholder has been advised to and has had an opportunity to consult with his/its own tax advisor regarding the federal, state and local tax consequences of the Exchange.

Article V	REPRESENTATIONS AND WARRANTIES OF WESTERN SLOPE

Western Slope hereby represents and warrants to Armada as follows, with any exceptions thereto being denoted on the applicable schedule to this Agreement.

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Section 5.01              Organization and Good Standing. Western Slope is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted.

Section 5.02              Authorization; Enforceability; No Breach. Western Slope has all necessary corporate power and authority to execute this Agreement and perform its obligations hereunder. This Agreement constitutes the valid and binding obligation of Western Slope enforceable against Western Slope in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement by Western Slope and the consummation of the transactions contemplated hereby will not:

(a)                violate any provision of the Charter or By-Laws of Western Slope; or

(b)               violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Western Slope is a party or by or to which it or any of its assets or properties may be bound or subject.

Section 5.03              Consents and Approvals. No filing with, and no permit, authorization, consent, or approval of, any public body or authority or any third party is necessary for the consummation by Western Slope of the transactions contemplated by this Agreement.

Section 5.04              Capitalization. The entire authorized capital stock of Western Slope consists of 60,000,000 shares, of which 50,000,000 shares are designated as common stock, par value $0.0001 per share, of which 363,500 shares are issued and outstanding, and of which 10,000,000 shares are designated as preferred stock, par value $0.0001 per share, 3,500,000 of which are issued and outstanding and designated as Series A Preferred Stock, and 1,500,000 shares of which are issued and outstanding and designated as Series B Preferred Stock. All of the outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to any preemptive rights. All Western Slope Shares issuable pursuant to Section 2.01 will be, when so issued, duly authorized, validly issued, fully paid and nonassessable and not subject to any preemptive rights. Western Slope has not granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the unissued shares of capital stock of Western Slope. At the Closing, all of the Western Slope Shares will be duly authorized and validly issued, fully paid and non-assessable.

Section 5.05              Acquisitions. Western Slope purchased substantially all of the assets of UB Water pursuant to the UB Water Purchase Agreement. Western Slope purchased all of the membership interests of Harley Dome pursuant to the Harley Dome Purchase Agreement. There have not occurred and remain outstanding any defaults or breaches under either the Harley Dome Purchase Agreement or the UB Water Purchase Agreement; nor have there been any breach of any representation, warranty, covenant or agreement of the parties to the UB Water Purchase Agreement or the Harley Dome Purchase Agreement or in any document or other writing delivered pursuant to such agreements.

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Article VI	REPRESENTATIONS AND WARRANTIES OF ARMADA

Armada hereby represents and warrants to Western Slope, the Shareholders and the Noteholders as follows:

Section 6.01              Organization and Good Standing. Armada is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. Armada is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

Section 6.02              Authorization; Enforceability; No Breach. Armada has all necessary corporate power and authority to execute this Agreement and perform its obligations hereunder. This Agreement constitutes the valid and binding obligation of Armada enforceable against Armada in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement by Armada and the consummation of the transactions contemplated hereby will not:

(a)                violate any provision of the Charter or By-Laws of Armada;

(b)               violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Armada is a party or by or to which it or any of its assets or properties may be bound or subject;

(c)                violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Armada, or upon the properties or business of Armada; or

(d)               violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a Material Adverse Effect on the business or operations of Armada.

Section 6.03              The Armada Shares. The Armada Shares to be issued to the Shareholders have been, or on or prior to the Closing will have been, duly authorized by all necessary corporate and shareholder actions and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and will not be issued in violation of the pre-emptive or similar rights of any person.

Section 6.04              The Replacement Notes. The Replacement Notes to be issued to the Noteholders have been, or on or prior to the Closing will have been, duly authorized by all necessary corporate and shareholder actions and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and will not be issued in violation of the preemptive or similar rights of any person.

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Section 6.05              Consents and Approvals. No filing with, and no permit, authorization, consent or approval of any public body or authority or any third party is necessary for the consummation by Armada of the transactions contemplated by this Agreement.

Section 6.06              $600,000 Obligation. Armada acknowledges that Western Slope has a $600,000 payment obligation to UB Water pursuant to Section 1.4(b) of the UB Water Purchase Agreement.

Article VII	COVENANTS

Section 7.01              Examinations and Investigations. Prior to the Closing, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation and verification of the assets, properties, business and operations, books, records and financial condition of the other, including communications with suppliers, vendors and customers, as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. Consummation of this Agreement shall be subject to the fulfillment of due diligence procedures to the reasonable satisfaction of each of the parties hereto and their respective counsel.

Section 7.02              Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

Section 7.03              Further Assurances. The parties shall execute such documents and other papers and take such further action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain in the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

Section 7.04              Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith; provided, however, such obligation shall not apply to information which:

(a)                at the time of disclosure was public knowledge;

(b)               after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

(c)                the receiving party had within its possession at the time of disclosure.

Section 7.05              Stock Power. The holders of the Western Slope Shares acknowledge that the Western Slope Shares have not been delivered in certificate-form to the the Shareholders as such shares were delivered by book form notation on the book and records of Western Slope; thus, the Shareholders are unable to deliver the certificates representing the Western Slope Shares duly endorsed in accordance with the terms of this Agreement. In lieu thereof, the Shareholders hereby irrevocably constitute and appoint any authorized executive officer of Armada as power of attorney to effect the cancellation and retirement of the Western Slope Shares on the book and stock records of Western Slope Shares maintained for that purpose, with full power of substitution in the premises, on the Closing Date.

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Section 7.06              Delivery of the Notes. The holders of the Original Promissory Notes also acknowledge that such Original Promissory Notes have not been delivered to the Noteholders and therefor the Noteholders are unable to deliver Original Promissory Notes marked CANCELLED. In lieu thereof, the execution and delivery of this Agreement alone by the Noteholders shall represent the Noteholders’ irrevocable conveyance of the Promissory Notes to Western Slope for cancellation and surrender on the Closing Date.

Article VIII	THE CLOSING

The Closing shall take place at such other time and place as is mutually agreed upon by Armada, Western Slope, the Shareholders and the Noteholders, following satisfaction or waiver of all conditions precedent to Closing. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate and customary in transactions of this sort in order to consummate the transactions contemplated hereby, including evidence of due authorization of the Agreement and the transactions contemplated hereby.

Article IX	CLOSING CONDITIONS

Section 9.01              Conditions Precedent to the Obligation of Armada to Issue the Armada Exchange. The obligation of Armada to complete the Exchange is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for Armada’s sole benefit and may be waived by Armada at any time in its sole discretion.

(a)                Accuracy of Representations and Warranties. The representations and warranties of Western Slope, the Shareholders and the Noteholders will be true and correct in all material respects as of the date when made and as of the Closing, as though made at that time.

(b)               Performance by Western Slope and the Shareholders. Western Slope, the Shareholders and the Noteholders shall have performed all agreements and satisfied all covenants and conditions required to be performed or satisfied by them at or prior to the Closing.

(c)                No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)               No Material Adverse Changes. Western Slope shall have suffered no Material Adverse Effect.

(e)                Miscellaneous. Western Slope, the Shareholders and the Noteholders shall have delivered to Armada such other documents relating to the transactions contemplated by this Agreement as Armada may reasonably request.

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Section 9.02              Conditions Precedent to the Obligation of the Shareholders and the Noteholders to Complete the Exchange. The obligation of the Shareholders and the Noteholders to complete the Exchange is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the sole benefit of the Shareholders and the Noteholders and may be waived by them at any time in their sole discretion.

(a)                Accuracy of Armada's Representations and Warranties. The representations and warranties of Armada will be true and correct in all material respects as of the date when made and as of the Closing, as though made at that time.

(b)               Performance by Armada. Armada shall have performed all agreements and satisfied all covenants and conditions required to be performed or satisfied by them at or prior to the Closing.

(c)                No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)               No Material Adverse Changes. Armada shall have suffered no Material Adverse Effect.

(e)                Miscellaneous. Armada shall have delivered to the Shareholders such other documents relating to the transactions contemplated by this Agreement as the Shareholders may reasonably request.

Article X	SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF ARMADA

Western Slope, the Shareholders and the Noteholders shall have the right to rely fully upon the representations, warranties, covenants and agreements of Armada contained in this Agreement or in any document delivered by Armada or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder for 12 months following the Closing.

Article XI	SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF WESTERN SLOPE AND THE SHAREHOLDERS

Armada shall have the right to rely fully upon the representations, warranties, covenants and agreements of Western Slope, the Shareholders and the Noteholders contained in this Agreement or in any document delivered to Armada by Western Slope or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder for 12 months following the Closing.

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Article XII	INDEMNIFICATION

Section 12.01          Obligation of Armada to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Article X, Armada hereby agrees to indemnify, defend and hold harmless the Shareholders and Western Slope, to the extent provided for herein, from and against any Loss based upon, arising out of, or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of Armada contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

Section 12.02          Obligation of the Western Slope to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Article XI, the Shareholders and the Noteholders jointly and severally agree to indemnify, defend and hold harmless Armada to the extent provided for herein from and against any Loss based upon, arising out of, or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

Article XIII	MISCELLANEOUS

Section 13.01          Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute a waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

Section 13.02          Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

Section 13.03          Assignment. This Agreement is not assignable except by operation of law.

Section 13.04          Notices. Until otherwise specified in writing, the mailing addresses of both parties of this Agreement shall be as follows:

To:	Western Slope Acquisition Corp.
Attn. Mitch Burroughs
419 Canyon Avenue, Suite 310
Ft. Collins, CO 80521

The Shareholders and the Noteholders:

To the addresses identified on Schedule 1 hereof.

To:	Armada Water Assets, Inc.
Attn. Maarten Propper, CEO
2425 Fountain View Drive, Suite 300
Houston, TX 77057

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With a copy to:

Fox Rothschild LLP

Attn. Stephen Cohen, Esq.

2000 Market Street, 20th Floor

Philadelphia, PA 19103-3222

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address as may be furnished in writing to the addressor.

Section 13.05          Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Colorado, in each case located in the city of Greeley and county of Weld, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

Section 13.06          Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

Section 13.07          Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the Exchange and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

Section 13.08          Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

Section 13.09          Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

Section 13.10          Selection of Counsel. On the Exchange and the related matters covered by this Agreement, Fox Rothschild LLP has served as counsel solely and exclusively to Armada and has not served as counsel to the Shareholders or the Noteholders. The Shareholders or the Noteholders have been advised to seek representation by their own counsel. Each party to this Agreement represents and warrants to each other party that such party has read and fully understands the terms and provisions hereof, has had an opportunity to review this Agreement with legal counsel, and has executed this Agreement based upon such party's own judgment and advice of independent legal counsel (if sought).

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Section 13.11    Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ARMADA WATER ASSETS, INC.			WESTERN SLOPE ACQUISITION CORP.

By:	/s/ Maarten Propper		By:	/s/ Stephen P.
	Name:	Maarten Propper		Name:	Stephen P. Harrington
	Title:	Chief Executive Officer		Title:	President

WESTERN SLOPE HOLDERS OF COMMON STOCK:

Alan Stier			Embark Investment Trust

By:	/s/ Alan Stier		By:	/s/ Maria Siy
				Name:	Maria Siy
				Title:	VP Finance of the Trustee, Embark Holdings Corp.

Mega Money SA			RMS Holdings Ltd.

By:	/s/ Barbara Virgil		By:	/s/ Andrew Godfrey
	Name:	Barbara Virgil		Name:	Andrew Godfrey
	Title:	Director		Title:	President

SPH Profit Sharing FBO Stephen P. Harrington

By:	/s/ Stephen P. Harrington
	Name:	Stephen P. Harrington

WESTERN SLOPE NOTEHOLDERS:

Harley Dome Investors, LLC			New Water Financial, LLC

By:	DIT Equity Holdings, LLC, Manager		By:	/s/ Mitch Burroughs
By:	RMS Investment Advisors, Manager			Name:	/s Mitch Burroughs
Title: Manager
BY:	/s/ Kyung Won Lee
	Name:	Kyung Won Lee
	Title:	President

WESTERN SLOPE HOLDERS OF SERIES A PREFERRED STOCK

Harley Dome Investors, LLC			New Water Financial, LLC

By:	DIT Equity Holdings, LLC, Manager		By:	/s/ Mitch Burroughs
By:	RMS Investment Advisors, Manager			Name:	Mitch Burroughs
				Title:	Manager
BY:	/s/ Kyung Won Lee
	Name:	Kyung Won Lee
	Title:	President

WESTERN SLOPE HOLDER OF SERIES B PREFERRED STOCK

UB Water, LLC

By:	/s/ Rex Beck
Name: Rex Beck
Title: Member

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Schedule 1

Name and Address of Western Slope Stockholder	Shares Exchanged by Western Slope Stockholder	Shares Exchanged by Armada

Alan Stier 1687 Spyglass Crescent Delta, British Columbia V4M4E3	50,000 shares of Common Stock of Western Slope	50,000 shares of Common Stock of Armada

Embark Investment Trust 2160-650 West Georgia Street Vancouver, BC V6B 4N7	50,000 shares of Common Stock of Western Slope	50,000 shares of Common Stock of Armada

Mega Money SA Box 599 Carribean Place Providenciales Turkes & Caicos	200,000 shares of Common Stock of Western Slope	200,000 shares of Common Stock of Armada

RMS Holdings Ltd The Matalon, Suite 404 Coney Drive Belize City Belize	62,500 shares of Common Stock of Western Slope	62,500 shares of Common Stock of Armada

SPH Profit Sharing FBO Stephen P. Harrington	1,000 shares of Common Stock of Western Slope	1,000 shares of Common Stock of Armada

Series A Preferred Stock

Harley Dome Investors, LLC Attn: DIT Equity Holdings, LLC, Manager Kyung Won Lee 630 West Germantown Pike, Suite 180 Plymouth Meeting, PA 19462	1,500,000 shares of Series A Preferred Stock of Western Slope	1,500,000 shares of Series C Preferred Stock of Armada

New Water Financial, LLC 1716 East Lincoln Avenue Fort Collins, CO 80524	2,000,000 shares of Series A Preferred Stock of Western Slope	2,000,000 shares of Series C Preferred Stock of Armada

Name and Address of Western Slope Stockholder	Shares Exchanged by Western Slope Stockholder	Shares Exchanged by Armada

Series B Preferred Stock

UB Water, LLC	1,500,000 shares of Series B Preferred Stock of Western Slope	1,500,000 shares of Series D Preferred Stock of Armada